UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 15, 2010
Hampton Roads Bankshares, Inc.
(Exact name of registrant as specified in its charter)

Virginia	001-32968	54-2053718

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
999 Waterside Drive, Suite 200, Norfolk, Virginia 23510
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (757) 217-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On November 15, 2010, Hampton Roads Bankshares, Inc. (the “Company”) issued a press release announcing the commencement of its common stock rights offering (the “Rights Offering”). A copy of the Company’s press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
Ex. 99.1 Press Release, dated November 15, 2010.
Additional Information
     The Company has filed a registration statement on Form S-1 with the Securities and Exchange Commission containing a prospectus with respect to the Rights Offering. The registration statement became effective on November 15, 2010.
     The Rights Offering will be made only by means of the final prospectus related to the Rights Offering, which was also filed on November 15, 2010. Neither this Current Report on Form 8-K nor the attached press release constitutes an offer to sell or a solicitation of an offer to buy the securities described therein, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.
Caution about Forward-Looking Statements
     Certain information contained in the attached discussion may include “forward-looking statements.” These forward-looking statements relate to the Company’s plans for raising capital, including the transactions described in the attached press release, and timing of the second closing on the Company’s private placement, as well as the commencement, closing and proceeds of the Rights Offering. There can be no assurance that the Company will be able to close on the transactions described therein. Factors that could cause actual events or results to differ significantly from those described in the forward-looking statements include, but are not limited to, our ability to complete the transactions announced today and other aspects of our recapitalization and recovery plans including, the Rights Offering. Factors that could cause actual events or results to differ significantly from those described in the forward-looking statements include, but are not limited to those described in the cautionary language included under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in (i) the Company’s final prospectus related to the Rights Offering, (ii) the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, as amended, (iii) the Company’s Quarterly Reports on Forms 10-Q for the quarters ended March 31, 2010, as amended, June 30, 2010, and September 30, 2010, and other filings with the Securities and Exchange Commission.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hampton Roads Bankshares, Inc.
Date: November 15, 2010	By:	/s/ John A.B. Davies, Jr.
John A.B. Davies, Jr.
President and Chief Executive Officer

Exhibit Index

Ex. 99.1	Press Release, dated November 15, 2010.